LKCM FUNDS

LKCM Small Cap Equity Fund – Adviser Class (LKSAX)
LKCM Equity Fund – Adviser Class (LKEAX)
LKCM Small-Mid Cap Equity Fund – Adviser Class (LKSDX)
(each a “Fund” and collectively, the “Funds”)

Supplement dated September 24, 2018
 to the Summary Prospectuses and Prospectus dated May 1, 2018, as supplemented on August 3, 2018

IMPORTANT INFORMATION REGARDING LIQUIDATION OF ADVISER CLASS SHARES OF
THE LKCM SMALL CAP EQUITY FUND AND TERMINATION OF THE ADVISER CLASS
SHARES OF THE LKCM SMALL CAP EQUITY FUND, LKCM EQUITY FUND
AND LKCM SMALL-MID CAP EQUITY FUND

Upon the recommendation of Luther King Capital Management Corporation (“LKCM”), the investment adviser of the Funds, the Board of Trustees of the LKCM Funds (the “Board”) has approved the (i) liquidation and termination of Adviser Class shares of the LKCM Small Cap Equity Fund on or about October 31, 2018 (“Liquidation Date”), and (ii) immediate termination of Adviser Class shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund, which have not commenced operations and have no assets or shareholders.

The Board considered LKCM’s representation that, as a result of changes in the marketplace for the distribution of mutual funds, LKCM believes that it cannot conduct the business and operations of the Adviser Class shares of the Funds in an economically efficient manner. The Board noted that each Fund also offers Institutional Class shares, which do not charge a Rule 12b-1 distribution expense of 0.25% per annum.

In anticipation of the liquidation, Adviser Class shares of the LKCM Small Cap Equity Fund will be closed to new investments effective September 24, 2018.  To prepare for the liquidation, the LKCM Small Cap Equity Fund may increase the portion of its assets held in cash and similar instruments.  On or about the Liquidation Date, the Adviser Class shares of the LKCM Small Cap Equity Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares.  Once the distribution is complete, the Adviser Class shares of the LKCM Small Cap Equity Fund will terminate.

Please note that you may exchange your Adviser Class shares of the LKCM Small Cap Equity Fund for Institutional Class shares of the LKCM Small Cap Equity Fund, which generally would not be treated as a taxable event, or for shares of another LKCM Fund at net asset value at any time prior to the Liquidation Date.  You also may redeem your Adviser Class shares of the LKCM Small Cap Equity Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed by the LKCM Funds in connection with such exchanges and redemptions.  If you hold your shares through a broker-dealer or other financial intermediary, please contact them for information on how to redeem or exchange your shares. Your broker-dealer or other financial intermediary may charge fees that are in addition to those described herein and in the prospectus.

Please consult your tax adviser to discuss the tax consequences of the Adviser Class shares liquidation and any questions you may have regarding the redemption or exchange of Adviser Class shares of the LKCM Small Cap Equity Fund.

For more information, please contact a customer service representative at 1-800-688-LKCM.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUSES AND PROSPECTUS FOR FUTURE REFERENCE